April 25, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-1
    Registration No. 333-56303-01

On behalf of Distribution Financial Services RV Trust 1999-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-01

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

April 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-1
          April 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   April 25, 2003



EX-1

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Apr-03
Determination Date:            14-Apr-03
Monthly Payment Date:          15-Apr-03
Collection Period Ending:      31-Mar-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               10,934,986.69
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    495,184.53
    Current Monthly Interest Shortfall/Excess                                                                          11,285.24
    Recoup of Collection Expenses                                                                                      -5,518.73
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   11,435,937.73

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,278,241.59
    Amount of Interest Payments Received During the Collection Period                                               2,266,956.35
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           11,285.24

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               6,929,389.07
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               247,966.30
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 6,292.81
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            6,929,389.07
    Total Ending Reserve Balance                                                                                    7,183,648.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,266,956.35
    Scheduled Principal Payments Received                                                                           2,879,449.69
    Principal Prepayments Received                                                                                  5,788,580.65
    Total Interest and Principal Payments Received                                                                 10,934,986.69

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   535,159.35
    minus  Reasonable Expenses                                                                                         39,974.82
    Net Liquidation Proceeds                                                                                          495,184.53
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     495,184.53

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   11,430,171.22
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  312,024,363.74
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      130,010.15

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  312,024,363.74
    Pool Balance as of the Current Accounting Date                                                                302,570,628.37
    Age of Pool in Months                                                                                                     49

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        308,904,120.10
    Aggregate Note Balance as of Current Accounting Date                                                          299,544,922.09

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             73                2,429,256.51         0.803%
    60-89 Days Delinquent             21                1,043,454.02         0.345%
    90-119 Days Delinquent            22                1,235,380.93         0.408%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           19                 785,705.03          0.260%
    Cumulative Defaults               957              36,784,132.72         3.678%
    Cumulative Recoveries                              15,750,325.94         1.575%


    Current Month Realized Losses                                                                                     571,541.60
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.057%
    Preceding Realized Losses                                                                                       1,512,639.96
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.151%
    Second Preceding Realized Losses                                                                                  959,189.40
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.096%
    Cumulative Realized Losses                                                                                     21,033,806.78
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.103%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.30256960
                                                                                                                      0.29954492

a)                                                                                                                    264,481.92
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         193,771.78
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              39,816,120.10          9,359,198.01     30,456,922.09
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    -94,537.36
                                                                                                                     -153,428.94


VIIIPOOL STATISTICS

                                                                                                                           8.83%
                                                                                                                             124


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       11,435,937.73
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                11,436,979.40

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00
